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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   February 9, 2006
                                                    ----------------


                              AETHLON MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                                              13-3632859
-------------------------------                          -----------------------
 (State or other jurisdiction                                 (IRS Employer
      of incorporation)                                    Identification No.)

                                     0-21846
                          ----------------------------
                            (Commission File Number)


3030 Bunker Hill Street, Suite 4000, San Diego, California           92109
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    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:     (858) 459-7800
                                                        --------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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THIS FORM 8-K AND OTHER REPORTS FILED BY AETHLON MEDICAL, INC. (THE "COMPANY" OR
THE "REGISTRANT") FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS") CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE COMPANY'S MANAGEMENT AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE COMPANY'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "FUTURE", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE COMPANY'S OR THE COMPANY'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE COMPANY WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE COMPANY'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE COMPANY. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL
RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 9, 2006 (the "Effective Date"), the Registrant entered into an Option Agreement with the Trustees of Boston University (the "University") that allows the Registrant the right to exclusively license worldwide a recently filed patent entitled: "Method to Prevent Proliferation and Growth of Metastases" (patent application serial number 60/700, 118). The option shall expire one year from the Effective Date. In consideration for the grant of the option, the Registrant shall pay the University a non-refundable fee of twenty thousand dollars ($20,000) payable within thirty (30) days of the effective date in the form of ten thousand dollars ($10,000) cash and the equivalent of ten thousand dollars ($10,000) worth of the Registrant's common stock with a strike price as of the close of the Effective Date.

ITEM 7.01 REGULATION FD DISCLOSURE.

         James A. Joyce, the Registrant's Chief Executive Officer presented at the Roth Capital Partners 18th Annual "OC" Conference in Dana Point, California on February 21, 2006. The presentation was available via a live webcast accessible through the Roth Capital Partners' website located on the Internet at www.rothcapital.com. In the presentation, the Registrant announced that it will expand the applications of its Hemopurifier (TM) technology to include the treatment of cancer. Related to this announcement, the Registrant disclosed that it has executed an option with the University that gives the Registrant the right to exclusively license a recently filed patent entitled: "Method to Prevent Proliferation and Growth of Metastases" as more fully disclosed above in
Item 1.01. A copy of the option with the University is furnished as Exhibit
10.1. A copy of the Registrant's press release regarding the announcement is furnished as Exhibit 99.1.

         The information in this Item 7.01 and the exhibits attached hereto shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this report contains is material investor information that is not otherwise publicly available.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         10.1 Option Agreement by and between the Registrant and the Trustees of Boston University dated February 9, 2006

         99.1     Press Release dated February 23, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              AETHLON MEDICAL, INC.
                                              ----------------------------------
                                                         (Registrant)

Date February 23, 2006
     -----------------
                                              By: /s/ James A. Joyce
                                                  ------------------------------
                                                  Name James A. Joyce
                                                  Title: Chief Executive Officer